June 30, 1996





U. S. Securities and Exchange Commission
Attn: File Support
Mail Stop 0-7
6432 General Green Way
Alexandria, VA  22312





    RE:     HYUNDAI MOTOR FINANCE COMPANY

         HYUNDAI AUTO RECEIVABLES 1993-A

         CURRENT REPORT ON FORM 8-K



Gentlemen:



    On behalf of Hyundai Auto Receivables Trust 1993-A (the "Registrant"), enclosed for filing with the Commission pursuant to the Securities Exchange Act of 1934, as amended, is the Current Report on Form 8-K (the "Report"). The following Report filed with the Commission bears a conformed signature.



    Please acknowledge receipt of this letter and the enclosed material by stamping the enclosed copy of this letter and returning it in the enclosed self-addressed envelope. Do not hesitate to contact the undersigned at 714/965-7007 with any comments or questions.



                           Very truly yours,





                           Mitchell L. Hogins

                           Vice President, Finance





Enclosures


               SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549

                ________________________________



                     FORM 8-K

                     CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 15, 1996


           HYUNDAI AUTO RECEIVABLES TRUST 1993-A
      (Exact name of registrant as specified in its charter)

    CALIFORNIA                  33-58332         33-0369347
- -----------------------------------------------------------------------
(State or other jurisdiction     (Commission      (I.R.S. Employer
    of incorporation)             File Number)     Identification No.)


10550 TALBERT AVENUE, P.O. BOX 20850
FOUNTAIN VALLEY, CALIFORNIA                                92728
(Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: 714/965-3000



                     N/A
(Former name or former address, if changed since last report)













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ITEM 5.  OTHER EVENTS

     On June 15, 1996, a distribution was made to the Certificateholders.

     No other reportable transactions or matters have occurred during the current reporting period.















































                             Page 2 of 3





                    SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                       HYUNDAI AUTO RECEIVABLES TRUST

                       1993-A



                       By: HYUNDAI MOTOR FINANCE COMPANY



                       By: /s/ Mitchell L. Hogins

                       Mitchell L. Hogins
                       Vice President, Finance
                       Hyundai Motor Finance Company





Date: June 30, 1996

















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BC/mp